AmerUs Group Review of AmerUs Group Tom Godlasky Chairman, President and CEO AmerUs Group

Legal disclosures Proxy Disclosure Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of AmerUs Group Co. by Aviva plc. In connection with the proposed acquisition, AmerUs Group will file with or furnish to the Securities and Exchange Commission all relevant materials, including a proxy statement on Schedule 14A. SECURITY HOLDERS OF AMERUS GROUP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING AMERUS GROUP'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed or furnished by AmerUs Group at the Securities and Exchange Commission's web site at www.sec.gov. In addition, free copies of the proxy statement (when it becomes available) and other documents will also be available on AmerUs Group's website at www.amerus.com. The proxy statement and other relevant documents may also be obtained for free from AmerUs Group by directing such request to Investor Relations, AmerUs Group, PO Box 1555, Des Moines, Iowa 50306-1555. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement. Participants in Solicitation AmerUs Group and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers is included in AmerUs Group's Proxy Statement for its 2006 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2006, and information concerning all of AmerUs Group's participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission's web site at www.sec.gov and from AmerUs Group at www.amerus.com or by directing such request to the address provided in the section above.

Legal disclosures Cautionary Statement Regarding Forward-Looking Statements This document contains statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which include words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar and related expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on AmerUs Group. Such forward-looking statements are not guarantees of future events. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: (1) the shareholders of AmerUs Group may not approve and adopt the merger agreement and the transactions contemplated by the merger agreement at the special shareholder meeting; (2) the parties may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (3) the parties may be unable to complete the merger because, among other reasons, conditions to the closing of the merger may not be satisfied or waived; or (4) other factors that may be referred to in AmerUs Group's reports filed with or furnished to the Securities and Exchange Commission from time to time. There can be no assurance that other factors not currently anticipated by AmerUs Group will not materially and adversely affect future events. Security holders are cautioned not to place undue reliance on any forward-looking statements made by AmerUs Group or on its behalf. Forward-looking statements speak only as of the date the statement was made. AmerUs Group undertakes no obligation to update or revise any forward-looking statement.

AmerUs Group Strategic focus on protection and accumulation products Protection products include: Universal life, term life, indexed life Accumulation products include: Fixed annuities, including indexed annuities Distribution through IMOs, career agents and independent agents Leader in growth markets #1 in indexed life sales #3 in indexed annuities Experienced management team Second quarter 2006 results in line with First Call consensus mean estimates AmerUs Group

AmerUs Group AmerUs Group AmerUs Group (1) Excludes ($13.6) mm of other income, as well as corporate-level expenses. 06/30/06 Reserve Allocation 06/30/06 Adj. Pre-tax Operating Income (1) Life Annuities Overview of Business Mix $ millions $ millions $ millions

AmerUs Group AmerUs Group has strong core competencies: Leading Accumulation Product Line Diversified and Balanced Distribution Channels Leading Protection Product Line Disciplined Legal and Compliance AmerUs Group Solid Financial Management Proven Investment Management Strategic Focus and Operating Discipline Strong Information Technology Strong management team

Future Opportunities - The "new" Aviva USA Benefits to Aviva Leverage brand recognition Platform for growing significant operations presence in US market Expanded distribution Expanded product lines Additional geographic diversification Expense synergies Infusion of new talent Enhanced shareholder value